EXHIBIT 13

Sharpe Resources Corporation

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Roland M. Larsen, Chief Executive Officer of Sharpe Resources Corporation (“the Company”), certify that:

  the annual report on Form 20F of the Company for the fiscal year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roland M. Larsen
Roland M. Larsen
Chief Executive Officer
January 21, 2010

Sharpe Resources Corporation

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kimberly L. Koerner, Director of Sharpe Resources Corporation (“the Company”), certify that:

  the annual report on Form 20F of the Company for the fiscal year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kimberly L. Koerner
Kimberly L. Koerner
Director
January 21, 2010

Sharpe Resources Corporation

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Troy Koerner, Director of Sharpe Resources Corporation (“the Company”), certify that:

  the annual report on Form 20F of the Company for the fiscal year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Troy Koerner
Troy Koerner
Director
January 21, 2010